CALIFORNIA DEPARTMENT OF FOOD & AGRICULTURE

California Department of Food and Agriculture
1220 N Street
Sacramento, CA 95814

PROVISIONAL CANNABIS CULTIVATION LICENSE

Legal Business Name:
VBF Brands, Inc.

Premises APN:
Monterey County - 137-121-022-000

Premises Address:
20420 Spence Road
Salinas, CA 93908

Valid:
03/15/2019 to 03/15/2020

License Number:
PAL18-0000119

License Type:
Adult-Use-Small Mixed-Light Tier 2

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--- PROVISIONAL LICENSE PURSUANT TO BPC 26050.2 ---

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